Exhibit 10.23

GUARANTY

This GUARANTY (“Guaranty”) is made effective as of October 1, 2015 by WRIGHT MEDICAL GROUP N.V., a public limited company (naamloze vennootschap) incorporated under the laws of the Netherlands (“Guarantor”), in favor of [●] (“Executive”).

WHEREAS, Wright Medical Group, Inc., a Delaware corporation (“Wright”), and Executive have entered into a Separation Pay Agreement (the “Separation Pay Agreement”) dated as of October 1, 2015;

WHEREAS, Guarantor owns, directly or indirectly, all of the issued and outstanding shares of capital stock of Wright and is the ultimate parent company of Wright and has independent means of assessing the financial condition and business of Wright;

WHEREAS, in connection with the execution of the Separation Pay Agreement, Executive has insisted that Guarantor execute this Guaranty;

WHEREAS, Guarantor has examined the Separation Pay Agreement and is fully cognizant of the covenants and agreements contained therein and its obligations under this Guaranty with respect to the Separation Pay Agreement.

NOW, THEREFORE, in consideration of the premises, which shall be considered an integral part hereof and not as mere recitals hereto, and other good and valuable consideration, the receipt and sufficiency whereof is hereby acknowledged, Guarantor, intending to be legally bound, agrees as follows:

1. Guarantor, in its capacity as (indirect) shareholder of Wright, hereby unconditionally and irrevocably guarantees to Executive with respect to the Separation Pay Agreement the full and prompt performance and observance of all covenants, agreements, obligations and liabilities provided in the Separation Pay Agreement to be performed and observed by Wright, its successors, and assigns, including the due and punctual payment of all amounts which are or may become due and payable by Wright thereunder when and as the same shall become due and payable (collectively, “Wright’s Obligations”) and the Guarantor further agrees to pay all expenses (including attorneys’ fees and legal expenses) paid or incurred by Executive in endeavoring to collect the Wright’s Obligations, or any part thereof, and in enforcing this Guaranty. The Guarantor acknowledges and agrees that, with respect to all of Wright’s Obligations to pay money, such Guaranty shall be a guaranty of payment and performance and not of collection.

2. Guarantor agrees that its obligations hereunder shall not be terminated, reduced, or affected in any way by reason of: (a) the assertion by Wright against Executive of any right or remedy for the enforcement of the obligations of Wright under the Separation Pay Agreement, or (b) the waiver by Executive of, or its failure to enforce, any of the terms, covenants, or conditions of the Separation Pay Agreement, or (c) the granting of any indulgence or extension of time to Wright or (d) the assertion by Wright against Executive of any right or remedy for the enforcement of the obligations of Executive under the Separation Pay Agreement.

3. Executive agrees that it will not make demand on Guarantor under this Guaranty until such time as Executive has given Wright written notice of default by Wright under the Separation Pay Agreement or Wright is then subject to a proceeding for relief (as defined in

Paragraph 4 below). Provided that Executive complies with the immediately preceding sentence, Guarantor agrees that Executive may at its option proceed against Guarantor without having commenced any legal proceeding or having obtained any judgment against Wright. Except as set forth in this Paragraph 3, Guarantor waives the right, whether legal or equitable, statutory or non-statutory, to require pursuit of any remedies against Wright or any other person or that resort be had to any other security or to any balance of any account or credit, before pursuit against Guarantor under this Guaranty, notice of the acceptance by Executive of this Guaranty, notice of the existence or creation or non-payment of all or any of the Wright’s Obligations, and presentment, demand, notice of dishonor, protest, and all other notices whatsoever.

4. The liability of Guarantor hereunder is unconditional and absolute and, without limiting the generality of the foregoing, shall not be released or otherwise affected by (a) the release or discharge of Wright in any insolvency, bankruptcy, reorganization, receivership, or other debtor relief proceeding involving Wright (collectively “proceeding for relief”); (b) the impairment, limitation, or modification of the liability of Wright in any proceeding for relief, or of any remedy for the enforcement of Wright’s liability under the Separation Pay Agreement, resulting from the operation of any law relating to bankruptcy, insolvency, or similar proceeding or other law or from any decision in any court; (c) the cessation from any cause whatsoever of the liability of Wright; (d) the invalidity or unenforceability, in whole or in part, of the Separation Pay Agreement; (e) any modification or amendment of or supplement to the Separation Pay Agreement; (f) any acceleration, extension, renewal, settlement, compromise, waiver or release in respect of any of Wright’s Obligations by operation of law or otherwise; (g) any change in the corporate existence, structure or ownership of Wright or the Guarantor; or (h) any other act, omission to act, delay of any kind by any party hereto or any other person, or any other circumstance whatsoever that might, but for the provisions of this Guaranty, constitute a legal or equitable discharge of the obligations of the Guarantor hereunder.

5. This Guaranty shall continue to be effective until Wright’s Obligations and all of obligations of the Guarantor hereunder shall have been indefeasibly performed in full. If at any time any performance by Wright to Executive under the Separation Pay Agreement is rescinded or must otherwise be returned by Executive upon any proceeding for relief involving Wright, then Guarantor’s obligations hereunder with respect to such Wright’s Obligation shall be reinstated at such time as though such Wright’s Obligation had become due and had not been performed.

6. Until such time as this Guaranty shall have been discontinued and Executive shall have received indefeasible payment of the full amount of all Wright’s Obligations and of all obligations of the Guarantor hereunder, no payment made by or for the account of the Guarantor pursuant to this Guaranty shall entitle the Guarantor by subrogation or otherwise to any payment by Wright from or out of any property of Wright and the Guarantor shall not exercise any right or remedy against Wright or any property of Wright by reason of any performance by the Guarantor of this Guaranty.

7. This Guaranty shall be binding upon Guarantor, its successors and assigns, and shall inure to the benefit of Executive, and Executive’s heirs, successors and assigns.

8. This Guaranty is the complete obligation of Guarantor with respect to its subject matter and supersedes all prior agreements and understandings and may not be amended, nor any of its terms waived except in a writing signed by Guarantor and Executive. This Guaranty shall be governed by the laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction).

9. AT THE OPTION OF EXECUTIVE, THIS GUARANTY MAY BE ENFORCED IN ANY FEDERAL COURT OR TENNESSEE STATE COURT SITTING IN SHELBY COUNTY, TENNESSEE; AND THE GUARANTOR CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT THE GUARANTOR COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS GUARANTY, EXECUTIVE AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

10. EACH OF THE GUARANTOR AND EXECUTIVE, BY ITS ACCEPTANCE OF THIS GUARANTY, IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned Guarantor has caused this Guaranty to be executed in its name and on its behalf by its duly authorized director effective as of the date first written above.

WRIGHT MEDICAL GROUP N.V.

By:
Name:
Title:

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